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                                                             Exhibit 23(b)



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Autocam Corporation on Form S-8 of our reports dated August 4, 1997, appearing in the Annual Report on Form 10-K of Autocam Corporation for the year ended June 30, 1997.



DELOITTE & TOUCHE
Grand Rapids, Michigan
June 23, 1998





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